SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Global Growth Fund

Effective December 1, 2015, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund's prospectus.

Joseph Axtell, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2013.

Sebastian P. Werner, PhD, Vice President. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2013.

Rafaelina M. Lee, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.

Effective December 1, 2015, the following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund's prospectus.

Joseph Axtell, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2013.

■	Joined Deutsche Asset & Wealth Management in 2001 with 16 years of industry experience; previously, he served as a European Equities Portfolio Manager at Scudder Investments (which was later acquired by Deutsche Bank). Prior to joining, he worked as a Senior Analyst for International Equities at Merrill Lynch Investment Managers, as an International Research Analyst at PCM International and in various investment positions at Prudential Capital Corporation, Prudential-Bache Capital Funding and Prudential Equity Management Associates.
■	Portfolio Manager for Global Small Cap and US Small and Mid Cap Equities: New York.
■	BS from Carlson School of Management, University of Minnesota.

Sebastian P. Werner, PhD, Vice President. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2013.

■	Joined Deutsche Asset & Wealth Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
■	Portfolio Manager for Global and US Growth Equities.
■	MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.

Rafaelina M. Lee, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

■	Joined Deutsche Asset & Wealth Management in 1999 with 15 years of industry experience; previously, she served as a Senior Research Analyst. Prior to joining, she worked as a Latin America Market Strategist at J.P. Morgan Securities. Previously, she was an Equity Strategist at UBS Securities and a Research Analyst in the Portfolio Strategy Group at Goldman Sachs. Her research has been referenced by Harvard University, Duke University, The World Bank, AIMR/CFA publications and in several global finance textbooks.
■	Portfolio Manager for US Small and Mid Cap Equities: New York.
■	BA in Mathematical Statistics from Columbia University; MBA in Finance from Stern School of Business, New York University; Deutsche Bank Ambassador and member of the DB Philanthropy Committee since 2011.

Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.

■	Joined Deutsche Asset & Wealth Management in 2003.
■	Portfolio Manager - European Equities: New York.
■	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Please Retain This Supplement for Future Reference

November 17, 2015
PROSTKR-538